UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2015

__________________________________________

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200, Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 23, 2015, Westmoreland Coal Company (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2015. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On October 23, 2015, beginning at 10:00 a.m. Eastern Time, the Company hosted a conference call with investors to discuss the Company's financial and operating results for the third quarter ended September 30, 2015. The conference call was made available to the public via conference call and webcast. The transcript of the conference call is attached hereto as Exhibit 99.2.

The information in this Item 2.02 of the Current Report on Form 8-K and the exhibits attached hereto are being furnished and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2015, the Company announced that Keith E. Alessi intends to retire as Chief Executive Officer of the Company, effective as of December 31, 2015. Mr. Alessi will continue to serve as Chief Executive Officer Emeritus following his retirement as Chief Executive Officer of the Company. On October 23, 2015, in connection with Mr. Alessi’s retirement, the Board of Directors (the “Board”) of the Company appointed Kevin A. Paprzycki, age 45, to serve as the Company’s Chief Executive Officer, effective January 1, 2016. On October 23, 2015, the Board also appointed John A. Schadan, age 50, to serve as President and Chief Operating Officer of the Company, and Jason Veenstra, age 37, to serve as Chief Financial Officer of the Company, each effective as of January 1, 2016.

Mr. Veenstra joined the Company in April 2014 as CFO - Canada. Prior to joining the Company, Mr. Veenstra held various roles at Sherritt International from 2006 until 2014, including serving as Director of Business Development and Chief Financial Officer for the coal division. Mr. Veenstra received a Bachelor of Commerce degree in Accounting from the University of Alberta and articled at Ernst & Young LLP to complete his Chartered Accountant designation.

For additional information regarding Messrs. Paprzycki and Schadan, please see their biographies in the section entitled “Directors and Executive Officers-Executive Officer Information” in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2015 (the “2015 Proxy Statement”), which description is incorporated by reference herein. There are no arrangements or understandings between Messrs. Paprzycki, Schadan and Veenstra and any other person in connection with their appointments to their new positions at the Company. Messrs. Paprzycki, Schadan and Veenstra do not have any family relationships with any director or executive officer of the Company or any person nominated or chosen to become a director or executive officer of the Company, and there are no “related person” transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC) between any of Messrs. Paprzycki, Schadan and Veenstra and the Company.

Messrs. Paprzycki, Schadan and Veenstra will continue to receive salary and benefits, and remain eligible to participate in the Company’s long-term incentive program (“LTIP”) and its annual incentive program (“AIP”), each of which is described in further detail in the 2015 Proxy Statement.

Item 9.01. Financial Statements and Exhibits

     (d)     Exhibits

Exhibit No.	Description

99.1	Press Release dated October 23, 2015
99.2	Transcript of October 23, 2015 Investor Conference Call

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: October 29, 2015	By:	/s/ Kevin Paprzycki
Kevin Paprzycki Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 23, 2015
99.2	Transcript of October 23, 2015 Investor Conference Call